Exhibit 99.1

Quantum Announces Leadership Changes

Provides Update on Efforts to Transform Capital Structure

SAN JOSE, Calif. — June 3, 2025 — Quantum Corporation (Nasdaq: QMCO) (“Quantum” or the “Company”), a leader in solutions for AI and unstructured data, today announced leadership changes supporting its efforts to transform Quantum’s ability to deliver consistent profitability and growth.

The Company appointed Hugues Meyrath as its new Chief Executive Officer, effective June 2. Meyrath is a storage industry veteran with over 30 years of experience, most of which includes affiliation with Quantum as a supplier, employee, competitor, and independent member of the Company’s Board of Directors. “I am extremely excited to continue my journey with Quantum, now as CEO. I deeply appreciate the value and direction of the Company’s technology, products, and potential, and look forward to working more closely with the Quantum team to unlock growth opportunities,” said Meyrath.

Meyrath succeeds Jamie Lerner, who served as CEO since July 1, 2018. Meyrath continued, “I would like to thank Jamie for his many contributions to Quantum’s history and future. He navigated multiple challenges that many CEOs never see at all, let alone in combination. Without Jamie’s leadership, we would not have the same opportunity ahead of us.”

With Lerner’s departure, the Company named current Lead Independent Director Donald J. Jaworski as its new Chairman of the Board, also effective June 2. “Appointing a new CEO provided a good opportunity to strengthen the Company’s corporate governance practices by separating the roles of CEO and Board Chair. I believe Quantum is well-positioned to serve the evolving needs of today’s AI-driven organizations and expect that Hugues will use his new position to drive further progress toward achieving the Company’s growth initiatives,” commented Jaworski.

Quantum also announced that Chief Administrative Officer Brian E. Cabrera would be leaving the Company. Meyrath said, “I want to recognize Brian for his significant accomplishments in his time here. Brian transformed how we approach solving business problems and was instrumental in our efforts to raise new capital, mitigate legal risks, and chart our path forward. I am grateful for his service.”

Finally, the Company provided an update on its efforts to transform its capital structure. Quantum has raised approximately $60 million to date from its previously announced standby equity purchase agreement. In addition, it continues to make progress with its lenders to restructure its remaining outstanding debt to better position the Company for future success. “This is an exciting time for Quantum. We’re continuing to penetrate the market with our new product initiatives, while maintaining a solid position with our core offerings. We are also strengthening the health of the Company. We believe our ongoing restructuring efforts will position us well to take advantage of our growth opportunities,” stated Meyrath.

At this time, the Company is not making any changes to its previously announced preliminary financial results for its fiscal fourth quarter of fiscal year 2025 ended March 31, 2025.

About Quantum

Quantum delivers end-to-end data management solutions designed for the AI era. With over four decades of experience, our data platform has allowed customers to extract the maximum value from their unique, unstructured data. From high-performance ingest that powers AI applications and demanding data-intensive workloads, to massive, durable data lakes to fuel AI models, Quantum delivers the most comprehensive and cost-efficient solutions. Leading organizations in life sciences, government, media and entertainment, research, and industrial technology trust Quantum with their most valuable asset – their data. Quantum is listed on Nasdaq (QMCO). For more information visit www.quantum.com.

Quantum and the Quantum logo are registered trademarks of Quantum Corporation and its affiliates in the United States and/or other countries. All other trademarks are the property of their respective owners.

Forward-Looking Information

The information provided in this press release may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are largely based on our current expectations and projections about future events and financial trends affecting our business. Such forward-looking statements include, in particular, statements related to the Company’s goals, strategy, and opportunities; statements related to the Company’s preliminary financial results; the belief that separating the roles of CEO and Board Chair will strengthen the Company’s corporate governance practices; the belief that the Company is well-positioned to serve the evolving needs of AI-driven organizations and expectation that the new CEO will drive further progress toward achieving the Company’s growth initiatives; the Company’s ongoing efforts with its lenders to restructure its outstanding debt; the Company’s product offerings and market position; and the belief that the Company’s restructuring efforts will position it to take advantage of its growth opportunities.

These forward-looking statements may be identified by the use of terms and phrases such as “anticipates”, “believes”, “can”, “could”, “estimates”, “expects”, “forecasts”, “intends”, “may”, “plans”, “projects”, “targets”, “will”, and similar expressions or variations of these terms and similar phrases. Additionally, statements concerning future matters and other statements regarding matters that are not historical are forward-looking statements. Investors are cautioned that these forward-looking statements relate to future events or our future performance and are subject to business, economic, and other risks and uncertainties, both known and unknown, that may cause actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by any forward-looking statements.

These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected, including without limitation, the following: risks related to the need to address the many challenges facing our business; risks related to the completion of the Company’s annual financial close process and the independent auditors’ audit of the Company’s financial statements for the full fiscal year; any changes to the assumptions underlying the Company’s closing process and auditors’ audit; risks that the Company may identify additional items that require adjustments to the preliminary financial information; risks related to changes in the Company’s management; the risk that the Company may not be successful in restructuring its debt; the impact macroeconomic and inflationary conditions on our business, including potential disruptions to our supply chain, employees, operations, sales and overall market conditions; the competitive pressures we face; risks associated with executing our strategy; the distribution of our products and the delivery of our services effectively; the development and transition of new products and services and the enhancement of existing products and services to meet customer needs and respond to emerging technological trends; estimates and assumptions related to the cost (including any possible disruption of our business) and the anticipated benefits of the transformation and restructuring plans, including equity and debt financing options; the outcome of any claims and disputes; the ability to meet stock exchange continued listing standards; risks related to our ability to implement and maintain effective internal control over financial reporting in the future; and other risks that are described herein, including but not limited to the items discussed in “Risk Factors” in our filings with the Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K filed with the SEC on June 28, 2024, and any subsequent reports filed with the SEC. We do not intend to update or alter our forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Investor Relations Contacts:

Shelton Group

Leanne K. Sievers | Brett L. Perry

E: sheltonir@sheltongroup.com

P: 214-272-0070

Media Contact:

Matter Communications

Sara Beth Fahey

E: quantum@matternow.com

P: 401-351-9507